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                                                                    EXHIBIT 10.5

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "AGREEMENT") dated as of June 30, 1999, is made by VENUS EXPLORATION, INC., a Delaware corporation ("PLEDGOR"), whose address is 1250 N.E. Loop 410, Suite 1000, San Antonio, Texas 78209, for the benefit of EXCO RESOURCES, INC., a Texas corporation ("SECURED PARTY"), whose address is 5735 Pineland, Suite 235, Dallas, Texas 75231.

                                 R E C I T A L S

         1. Pursuant to that certain Convertible Promissory Note dated as of June 30, 1999, executed by Pledgor and payable to the order of Secured Party in the original principal amount of $8,000,000.00, (together with all modifications, amendments, renewals, extensions, and restatements, if any, from time to time thereafter thereto, the "NOTE"), Secured Party has made certain loans to Pledgor.

         2. As a condition precedent to the making of advances and other extensions of credit under the Note, Pledgor is required to execute and deliver this Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor agrees, for the benefit of Secured Party, as follows:

                                    SECTION 1

                                   DEFINITIONS

         1.1 NOTE DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Note.

         1.2 CERTAIN TERMS. The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "CODE" means the Uniform Commercial Code as in effect in the State of Texas.

         "COLLATERAL" is defined in SECTION 2.1.

         "COMPANY" means EXUS Energy, LLC, a Delaware limited liability company, as such limited liability company exists or may hereinafter be restated, amended, or restructured, and any limited liability company, partnership, joint venture, or corporation formed as a result of the restructure, reorganization, or amendment of any of such limited liability company.

         "EVENT OF DEFAULT" is defined in SECTION 5.1.

         "LOAN DOCUMENTS" means the Note, this Agreement, and the other loan and collateral documents now or hereafter evidencing or securing payment thereof or executed in connection therewith, and all modifications, amendments, renewals, extension, restatements, and supplements thereof.

PLEDGE AGREEMENT

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         "LLC AGREEMENT" means (a) that certain Certificate of Formation of the
Company dated as of June 25, 1999, (b) that certain Limited Liability Company Agreement of the Company dated as of June 30, 1999, and (c) all modifications, amendments, restatements, or supplements thereof.

         "PLEDGED INTERESTS" means all of Pledgor's membership interests in the Company including, without limitation (a) all of Pledgor's right, title, and interest now or hereafter accruing under the LLC Agreement with respect to any interest now owned or hereafter acquired or owned by Pledgor in the Company, and
(b) all distributions, proceeds, fees, preferences, payments, or other benefits, which Pledgor now is or may hereafter become entitled to receive with respect to such interests in the Company and with respect to the repayment of all loans now or hereafter made by Pledgor to the Company, and Pledgor's undivided percentage interest in the assets of the Company.

         "SECURED INDEBTEDNESS" is defined in SECTION 2.2.

         "SECURITY INTERESTS" means the pledge and security interests securing the Secured Indebtedness, including (a) the pledge and security interest in the Pledged Interests granted in this Agreement, and (b) all other security interests created or assigned as additional security for the Secured Indebtedness pursuant to the provisions of this Agreement.

         1.3 CODE DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the Code are used in this Agreement, including its preamble and recitals, with such meanings.

                                    SECTION 2

                           COLLATERAL AND OBLIGATIONS

         2.1 GRANT OF SECURITY INTEREST.

         (a) As collateral security for the Secured Indebtedness, Pledgor hereby pledges and grants to Secured Party a first priority lien on and security interest in and to, and agrees and acknowledges that Secured Party has and shall continue to have, a security interest in and to, and assigns, transfers, pledges, and conveys to Secured Party, all of Pledgor's right, title, and interest in and to the following described collateral (the "COLLATERAL") now owned or hereafter acquired, wherever located, howsoever arising or created, and whether now existing or hereafter arising, existing, or created:

                  (i) the Pledged Interests and all rights of Pledgor with respect thereto and all proceeds, income, and profits therefrom;

                  (ii) all of Pledgor's distribution rights, income rights, liquidation interest, accounts, contract rights, general intangibles, notes, instruments, drafts, and documents relating to the Pledged Interests;

                  (iii) to the extent attributable to the Pledged Interests, all promissory notes, notes receivable, accounts, accounts receivable, and instruments owned or held by Pledgor or, in which Pledgor owns or holds an interest, evidencing obligations of the Company;

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                  (iv) all Liens, security interests, collateral, property, and assets securing any of the promissory notes, notes receivables, instruments, accounts receivable, and other claims and interests described in CLAUSE (III) above;

                  (v) all books, files, computer records, computer software, electronic information, and other files, records, or information relating to any or all of the foregoing; and

                  (vi) all substitutions, replacements, products, proceeds, income, and profits arising from any of the foregoing, including, without limitation, insurance proceeds.

         (b) The Security Interests are granted as security only and shall not subject Secured Party or any holder of the Secured Indebtedness to, or transfer or in any way affect or modify, any obligation or liability of Pledgor with respect to any of the Collateral.

         2.2 SECURITY FOR THE OBLIGATION. The Collateral shall secure the payment of the Obligation, including, without limitation, all obligations now or hereafter existing under the Note, this Agreement, and each of the other Loan Documents to which Pledgor is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss. 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.ss. 502(b) and 506(b)) (all of the foregoing, together with all renewals, extensions and modifications of all or any part thereof, being the "SECURED INDEBTEDNESS")

         2.3 PLEDGOR REMAINS LIABLE. Notwithstanding anything to the contrary contained herein, (a) Pledgor shall remain liable under the LLC Agreement to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under the LLC Agreement by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         2.4 CONSENT. To the extent the LLC Agreement requires the consent or agreement of Pledgor to the transfer, conveyance, or encumbrance of all or any portion of the Pledged Interests, Pledgor hereby irrevocably consents to (a) the grant of the security interest described in SECTION 2.1 of this Agreement, and
(b) the transfer or conveyance of the Pledged Interests and other Collateral pursuant to Secured Party's exercise of its rights and remedies under SECTION
5.4 of this Agreement or any of the other Loan Documents.

                                    SECTION 3

                         REPRESENTATIONS AND WARRANTIES

         Pledgor hereby represents and warrants to Secured Party as follows:

         (a) Pledgor is the sole legal and beneficial owner of good and indefeasible title to a fifty percent (50%) membership interest in the Company. Pledgor has good and indefeasible title to the Pledged Interests and other Collateral free and clear of any Lien except for the Security Interests created by this Agreement and

PLEDGE AGREEMENT                        3

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has all necessary authority to pledge, sell, transfer, and assign the Pledged
Interests and other Collateral as provided herein, and such assignment and transfer, and any subsequent foreclosure or other realization upon the Pledged Interests or other Collateral pursuant hereto (whether acquired by Secured Party or a third party), are not contrary to or in conflict with the LLC Agreement or any other agreement;

         (b) No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Secured Party relating to this Agreement;

         (c) This Agreement has been duly executed and delivered by Pledgor and is the legal and binding obligation of Pledgor enforceable in accordance with its terms;

         (d) Upon execution of this Agreement and an appropriate financing statement by Pledgor and the recording of the financing statement in the appropriate office, Secured Party will have a valid, first, and prior perfected security interest in the Collateral;

         (e) Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions hereby contemplated, nor compliance with the terms and provisions hereof, will contravene or materially conflict with (i) any material provision of law, statute, or regulation to which Pledgor or the Company is subject, or (ii) any judgment, license, order, or permit applicable to Pledgor or the Company;

         (f) No consent, approval, authorization, or order of any Governmental Authority, partner, or third party is required that has not been received or taken (i) for the grant by Pledgor of the Security Interests, (ii) for the execution, delivery, or performance of this Agreement by Pledgor, (iii) for the perfection of the Security Interests, or (iv) except for such notices as are required by the Code, for the exercise by Secured Party of its rights and remedies hereunder; and

         (g) The chief executive office and principal place of business of Pledgor is in Bexar County, Texas.

                                    SECTION 4

                               PLEDGOR'S COVENANTS

         Pledgor hereby covenants and agrees that until the Secured Indebtedness is paid and performed in full:

         (a) Pledgor will pay and discharge promptly when due all taxes, assessments, forced contributions, governmental charges, fines, penalties, and any other lawful claims, of every description, payable by Pledgor with respect to (or which, if not paid, could result in an encumbrance upon) any of the Collateral, except for taxes, assessments, forced contributions, governmental charges, fines, penalties, and any other lawful claims that are being contested in good faith by appropriate proceedings and for which reserves in accordance with generally acceptable accounting principles have been established. In the event that Pledgor should, for any reason, fail to pay and discharge promptly any taxes, assessments, forced contributions, governmental charges, fines, or penalties when due, then Secured Party shall be authorized, but shall not be obligated, to pay the same, with full subrogation to all rights of any Person by reason of such payment, and the amounts so paid, together with interest thereon as provided herein, shall be secured by the Security Interests.

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         (b) Pledgor will not sell, transfer, mortgage, or otherwise encumber any Collateral in any manner without first obtaining the written consent of Secured Party, which consent may be withheld in Secured Party's sole and absolute discretion. Any written consent to any such sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect of any subsequent proposed sale, mortgage, transfer, or encumbrance.

         (c) Pledgor will, at its expense and in such manner and form as Secured Party may from time to time reasonably require, execute, deliver, file, and record any financing statement, specific assignment, or other instruments, certificates, or papers, and take any other action that may be necessary or desirable, or that Secured Party may from time to time reasonably request, in order to create, preserve, perfect, or validate any Security Interest, or to enable Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. In the event, for any reason, that the law of any jurisdiction other than the State of Texas becomes or is applicable to the Collateral, or any part thereof, Pledgor agrees to execute and deliver all such instruments and to do all such other things that may be necessary or appropriate to preserve, protect, and enforce the Security Interests of Secured Party under the law of such other jurisdiction, to at least the same extent that the Security Interests would be protected under the Code. To the extent permitted by applicable law, Pledgor hereby authorizes Secured Party to execute and file, in the name of Pledgor or otherwise, financing statements that Secured Party in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

         (d) If Pledgor receives, by virtue of being or having been an owner of any of the Collateral, any notes, other instruments, options, cash distributions, or any other distribution, then Pledgor shall receive the same in trust for the benefit of Secured Party, shall immediately notify Secured Party of such receipt, and shall immediately take all such actions and execute all such documents as Secured Party deems necessary or appropriate to continue or create as first and prior perfected Liens, in favor of Secured Party covering such notes, other instruments, or options.

         (e) Pledgor will notify Secured Party in writing prior to any change of Pledgor's chief executive office or principal place of business.

         (f) Pledgor shall cause to be obtained any and all waivers and consents necessary to make effective the grant contained in and to perfect the security interest granted to Secured Party pursuant to SECTION 2.1 hereof, including, without limitation, all necessary waivers and consents from the other partners, if any, of the Company.

         (g) Pledgor shall perform fully all obligations imposed upon it by any agreements or instruments concerning all or any part of the Collateral, including, without limitation, the LLC Agreement, and shall maintain in full force and effect all such agreements and instruments, and shall not amend or modify, or consent to the amendment or modification of such agreements or instruments, without the prior written consent of Secured Party.

         (h) Pledgor shall promptly notify Secured Party of any material adverse change in any material fact or material circumstance warranted or represented by Pledgor in this Agreement or the Note or in any other writing furnished by Pledgor to Secured Party in connection with the Collateral or the Secured Indebtedness, and shall promptly notify Secured Party of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or the Security Interests herein, and, at the request of Secured Party, shall appear and defend, at Pledgor's expense, any such action or proceeding.

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                                    SECTION 5

                    GENERAL AUTHORITY AND POWERS AND REMEDIES

         5.1 EVENTS OF DEFAULT. For purposes hereof, the term "EVENT OF DEFAULT" means the occurrence of any of the following events or conditions:

                  (a) an Event of Default under the Note; or

                  (b) the failure of Pledgor to observe any of the terms, conditions, or covenants contained in this Agreement or any other Loan Document; or

                  (c) any legal or equitable interest in any of the Collateral becomes vested in a person or entity other than Pledgor.

         5.2 VOTING RIGHTS; DIVIDENDS, ETC., PRIOR TO EVENT OF DEFAULT.

         (a) RIGHTS PRIOR TO EVENT OF DEFAULT. So long as no Event of Default exists and Secured Party shall not have given written notice to Pledgor or the Company of its intention to foreclose upon or otherwise dispose of all or any part of the Collateral, or to exercise its voting rights pertaining to the Pledged Interests, Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Interests or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right or power if such action would have a Material Adverse Effect on the value of the Pledged Interests or any part thereof.

         (b) TERMINATION OF RIGHTS. Upon (i) the occurrence of an Event of Default and the expiration of any period of grace or notice, if any, and (ii) the giving of written notice by Secured Party to Pledgor or the Company of its intention to (A) foreclose upon or otherwise dispose of all or any part of the Collateral or (B) exercise its voting rights pertaining to the Pledged Interests, all rights of Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to SECTION 5.2(A) hereof shall cease, at the option of Secured Party, and all such rights shall thereupon become vested in Secured Party, who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights.

         (c) NO RIGHT TO RECEIVE DISTRIBUTIONS. If an Event of Default exists, all payments and distributions made to Pledgor upon or with respect to the Collateral shall be paid or delivered to Secured Party, and Pledgor agrees to take all such action as Secured Party may reasonably deem necessary or appropriate to cause all such payments and distributions to be made to Secured Party. Further, Secured Party shall have the right, at any time after the occurrence of an Event of Default, to notify and direct the Company to thereafter make all payments, dividends, and any other distributions payable in respect thereof directly to Secured Party. The Company shall be fully protected in relying on the written statement of Secured Party that it then holds a security interest which entitles it to receive such payments and distributions. Any and all money and other property paid over to or received by Secured Party pursuant to this SECTION 5.2 shall be retained by Secured Party as additional collateral hereunder and may be applied (and upon Pledgor's written request all cash shall promptly be applied) in accordance with SECTION 5.6 hereof.

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         5.3 GENERAL AUTHORITY. Pledgor hereby irrevocably appoints Secured
Party, and its successors and assigns, the true and lawful attorney-in-fact of Pledgor, with full power of substitution, in the name of Pledgor, for the sole use and benefit of Secured Party, but at Pledgor's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default exists, all or any of the following powers with respect to all or any of the Collateral:

         (a) to ask, demand, sue for, collect, receive, and give acquittance and receipts for any and all monies due or to become due upon or by virtue thereof;

         (b) to receive, endorse, and collect any drafts or other instruments, documents, and chattel paper, in connection with CLAUSE (A) preceding;

         (c) to settle, compromise, compound, prosecute, or defend any action or proceeding with respect thereto;

         (d) subject to SECTION 5.4 hereof, to sell, transfer, assign, or otherwise deal in or with the same or the proceeds thereof as fully and effectually as if Secured Party were the absolute owner thereof; and

         (e) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.

In addition, Secured Party, at any time after an Event of Default, shall, upon reasonable advance notice, have the right, together with such accountants and other agents or representatives as it may from time to time designate, to visit and inspect the Company's properties, assets, books, records, and documents and to discuss the Company's affairs, finances, and accounts with Pledgor's and the Company's representatives, officers, or directors, during all business hours as Secured Party may designate, and to make and take away copies of the Company's records at Secured Party's expense. Pledgor shall furnish to Secured Party any information reasonably requested by Secured Party in connection with the Collateral. Pledgor will maintain complete and accurate books and records regarding the Collateral.

         5.4 REMEDIES UPON EVENT OF DEFAULT.

         (a) If any Event of Default shall have occurred and is continuing, then Secured Party, at its option, without demand, presentment, notice of acceleration, intention to accelerate, or other notice (which are fully waived) may:

                  (i) exercise all the rights of a secured party under the Code (whether or not the Code is in effect in the jurisdiction where such rights are exercised, unless prohibited by applicable law).

                  (ii) apply the cash, if any, then held by Secured Party as Collateral as specified in SECTION 5.6.

                  (iii) sell all of the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may reasonably deem satisfactory. Upon Secured Party's demand, Pledgor will take all steps necessary to prepare the Collateral for and otherwise assist in any proposed disposition of the Collateral. Any holder of the Secured Indebtedness may be the purchaser of any or

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         all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if the subject Collateral is an interest or other Collateral that is the subject of the immediately following paragraph, at any private sale) and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Any holder of the Secured Indebtedness shall have the right to offset the amount of its bid against an equal amount of the Secured Indebtedness held by such holder. If a third party is the purchaser at a foreclosure sale, neither Secured Party nor any of its affiliates may directly or indirectly benefit from such foreclosure sale, other than payment of the Secured Indebtedness from the proceeds of such foreclosure sale.

         (b) The sale of the Collateral is also subject to the following:

                  (i) Pledgor agrees that, because of the Securities Act of 1933, as amended, or any other laws or regulations, and for other reasons, there may be legal and/or practical restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Collateral and for the enforcement of their rights. For these reasons, Secured Party is hereby authorized by Pledgor, but not obligated, upon the occurrence and during the continuation of an Event of Default, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other laws, at a reasonable price at such private sale or other distribution in the manner mentioned above. Pledgor understands that Secured Party may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part thereof, than would otherwise be obtainable if such Collateral were either afforded to a larger number of potential purchasers or registered or sold in the open market. Pledgor agrees that such private sale shall be deemed to have been made in a commercially reasonable manner, and that Secured Party has no obligation to delay the sale of any Collateral to permit the issuer thereof to register it for public sale under any applicable federal or state securities laws.

                  (ii) Secured Party is authorized in connection with any such sale to (A) restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral, and (B) impose such other limitations or conditions in connection with any such sale as Secured Party reasonably deems necessary in order to comply with applicable law.

         (c) Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as Secured Party reasonably deems necessary in order that any such sale may be made in compliance with applicable law. Upon any such sale Secured Party shall have the right to deliver, assign, and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right of Pledgor of whatsoever kind, including any equity or right of redemption of Pledgor. Pledgor, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay, or appraisal which it has or may have under any law now existing or hereafter enacted. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice.

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Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (d) Pledgor agrees that ten (10) days' written notice from Secured Party to Pledgor of Secured Party's intention to make any such public or private sale or sale at a broker's board or on a securities exchange shall constitute "reasonable notification" within the meaning of Section 9-504(c) of the Code. Such notice shall (i) in case of a public sale, state the time and place fixed for such sale, (ii) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such a sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered to sale at such board or exchange, and (iii) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as Secured Party may reasonably determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

         (e) Without limiting the foregoing or imposing upon Secured Party any obligations or duties not required by applicable law, Pledgor acknowledges and agrees that, in foreclosing upon any of the Collateral or exercising any other rights or remedies provided Secured Party hereunder or under applicable law, Secured Party may, but shall not be required to: (i) qualify or restrict prospective purchasers of the Collateral by requiring evidence of sophistication and/or creditworthiness, and requiring the execution and delivery of confidentiality agreements or other documents and agreements as a condition to such prospective purchasers' receipt of information regarding the Collateral or participation in any public or private foreclosure sale process; (ii) provide to prospective purchasers the LLC Agreement and business and financial information regarding the Company available in the files of Secured Party at the time of commencing the foreclosure process, without the requirement that Secured Party obtain, or seek to obtain, any updated business or financial information or LLC Agreement, or verify or certify to prospective purchasers the accuracy of any such business or financial information or LLC Agreement; (iii) sell at foreclosure all, or a portion but not all, of the rights, titles, and interests of Pledgor in the Company; it being further specifically acknowledged by Pledgor that limitations or potential limitations on the transfer of certain Collateral under the LLC Agreement or other applicable agreements or law may limit Secured Party's right or ability to foreclose upon or sell certain rights, titles, and interests of Pledgor in the Company; or (iv) offer for sale, and sell, membership interests either with, or without, first employing an appraiser, investment banker, or broker with respect to the evaluation of Collateral, the solicitation of purchasers for Collateral, or the manner of sale of Collateral.

         (f) Secured Party shall have all rights, remedies, and recourse granted in the Note and the other Loan Documents or existing at common law or equity (including specifically those granted by the Code), and such rights and remedies
(i) shall be cumulative and concurrent, (ii) may be pursued separately, successively, or concurrently against Pledgor and any party obligated to pay or perform the Secured Indebtedness, any of the Collateral, or any other security for any of the Secured Indebtedness, at the sole discretion of Secured Party, and (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Pledgor that the exercise or failure to exercise any such rights or remedies shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse.

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         (g) Notwithstanding a foreclosure upon any of the Collateral or exercise of any other remedy by Secured Party in connection with an Event of Default, until the payment in full of all Secured Indebtedness, Pledgor shall not be subrogated thereby to any rights of Secured Party against the Collateral or any other security for any of the Secured Indebtedness. Pledgor shall not be deemed based on any subrogation or other rights it may have to be the owner of any interest in any of the Secured Indebtedness unless and until all of the Secured Indebtedness has been indefeasibly paid to Secured Party and fully performed and discharged.

         (h) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to the sale, transfer, assignment, or other disposition or utilization of the Collateral or any part thereof hereunder shall be presumptive evidence of the matters stated therein and all prerequisites of such sale or other action contained in such recitals shall be presumed to have been performed or to have occurred.

         (i) Secured Party agrees that if (A) Secured Party elects to sell the Collateral at a public sale, and (B) Secured Party purchases the Collateral at such public sale, then the purchase price of the Collateral paid by Secured Party shall not be less than an amount equal to the Applicable Percentage of the difference between (i) the value of the Company's oil and gas properties at the time of foreclosure determined by an independent engineering firm selected by Secured Party recognized as an expert in reservoir engineering using the parameters set forth on EXHIBIT A attached hereto, and (ii) all indebtedness, obligations, and liabilities of the Company (including the amount of any liens, security interests, or encumbrances affecting any of the assets or properties of the Company) at the time of foreclosure; provided that nothing contained in this SUBSECTION (I) shall be deemed to require that Secured Party conduct a public sale of any of the Collateral or purchase any of the Collateral at any public sale of the Collateral. "APPLICABLE PERCENTAGE" means the ratio that the membership interests in the Company comprising the Collateral sold bears to the entire membership interests in the Company.

         5.5 WAIVERS BY PLEDGOR. Subject to SECTION 5.4 above, in case of any Event of Default, neither Pledgor nor anyone claiming by, through, or under Pledgor, to the extent Pledgor may lawfully so agree, shall or will set up, claim, or seek to take advantage of any appraisement, valuation, stay, extension, or redemption law now or hereafter in force under any applicable law, in order to prevent or hinder the enforcement of this Agreement, or the absolute sale of the Collateral, or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereof; and Pledgor in Pledgor's own right and for all who may claim under Pledgor, hereby waives, to the fullest extent that Pledgor may lawfully do so, the benefit of any and all right to have the Collateral marshaled upon any enforcement of the Security Interests herein granted, and Pledgor agrees that Secured Party or any court having jurisdiction to enforce the Security Interests may sell the Collateral in parts or as an entirety.

         5.6 APPLICATION OF PROCEEDS. Upon the maturity of any instrument evidencing the Secured Indebtedness or any part thereof, whether such maturity be by such terms of such instruments or through the exercise of any power of acceleration, Secured Party is authorized and empowered to apply any and all funds realized from the sale of all or any part of the Collateral to the Secured Indebtedness in such order and in such manner as Secured Party in its sole discretion shall determine.

         5.7 ENFORCEMENT OF SECURED INDEBTEDNESS. Nothing in this Agreement shall affect or impair the unconditional and absolute right of Secured Party to enforce the Secured Indebtedness as and when the same shall become due in accordance with the terms of the Loan Documents whether by acceleration or otherwise.

PLEDGE AGREEMENT                        10

                                    SECTION 6

                                  MISCELLANEOUS

         6.1 TERMS COMMERCIALLY REASONABLE. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Uniform Commercial Code in effect and applicable hereto.

         6.2 LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Note and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with the terms and provisions thereof.

         6.3 AMENDMENTS. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by the party or parties against whom enforcement thereof is sought.

         6.4 NOTICES. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be given in accordance with the Note.

         6.5 HEADINGS. The headings of sections herein are inserted only for convenience and shall in no way define, describe, or limit the scope or intent of any provision of this Agreement.

         6.6 LIMITATION. Regardless of any provisions contained in this Agreement, the Note, or other evidences of the Secured Indebtedness, or other instruments executed or delivered in connection therewith, Secured Party shall not be entitled to receive, collect, or apply, as interest on the Secured Indebtedness, any amount in excess of the highest lawful rate and, in the event that Secured Party ever receives, collects, or applies, as interest, any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Secured Indebtedness, and if the principal balance of the Secured Indebtedness is paid in full, any remaining excess shall be forthwith paid to Pledgor. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, Pledgor, Secured Party shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire term of the Note so that the interest rate is uniform throughout the entire term of the Note.

         6.7 ASSIGNMENT OF SECURED PARTY'S RIGHTS. Secured Party shall have the right to assign all or any portion of its rights under this Agreement to any subsequent holder or holders of the Secured Indebtedness.

         6.8 PARTIES IN INTEREST. As and when used herein, the term "Pledgor" shall mean and include Pledgor herein named and its successors and permitted assigns, and the term "Secured Party" shall mean and include Secured Party herein named and its successors and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective assigns, provided that Pledgor shall have no right to assign his rights hereunder to any other Person.

PLEDGE AGREEMENT                        11

         6.9 FINANCING STATEMENT. Secured Party shall be entitled at any time to file a photographic or other reproduction of this Agreement as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Agreement.

         6.10 APPLICABLE LAWS. THIS AGREEMENT AND ALL ISSUES AND CLAIMS ARISING IN CONNECTION WITH OR RELATING TO THE SECURED INDEBTEDNESS, INCLUDING BUT WITHOUT LIMITATION, ALL CONTRACT, TORT, EQUITY, OR OTHER CLAIMS OR COUNTERCLAIMS SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT CONSIDERATION OF ITS CONFLICTS OF LAWS RULES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the other provisions of this Agreement shall remain unaffected.

         6.11 ENTIRETY. THIS AGREEMENT AND THE NOTE EMBODY THE FINAL, ENTIRE AGREEMENT AMONG PLEDGOR AND SECURED PARTY WITH RESPECT TO THE PLEDGE AND ASSIGNMENT OF THE COLLATERAL AND THE OTHER MATTERS ADDRESSED HEREIN AND THEREIN, AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         6.12 OBLIGATIONS ABSOLUTE. All rights and remedies of Secured Party hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of any of the Loan Documents or any other agreement or instrument relating to any of the foregoing;

         (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Indebtedness, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents;

         (c) any exchange, release, or non-perfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Indebtedness; or

         (d) any other circumstance (other than payment in full of the Secured Indebtedness) that might otherwise constitute a defense available to, or a discharge of, Pledgor.

         6.13 WAIVER OF NOTICE AND HEARING. PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO NOTICE OR HEARING PRIOR TO SEIZURE BY SECURED PARTY OF THE COLLATERAL, WHETHER BY WRIT OF POSSESSION OR OTHERWISE.

         6.14 LIMITATION OF LIABILITY. Anything herein or the Note to the contrary notwithstanding, it is specifically provided that Pledgor shall not have any personal or corporate liability for the payment of the Note or be liable for a money judgment or otherwise in the event of an Event of Default, it being understood that the holders of the Note may look only to the security provided by this Agreement to enforce the payment of the

PLEDGE AGREEMENT                        12

Secured Indebtedness, except for the interest of Pledgor in the Collateral or any other property of Pledgor covered by a lien or security interest securing payment of the Note or other Secured Indebtedness; provided, however, that the liability of Pledgor shall at all times be one hundred percent (100%) liability for (a) any and all damages, costs, and expenses suffered or incurred by Secured Party as a result of, in connection with or relating to any representation or warranty made by Pledgor to Secured Party which shall prove to be untrue or inaccurate in any material respects, and (b) the costs, expenses, and fees, including but not limited to, court costs and reasonable attorneys' fees, arising in connection with the collection of the Secured Indebtedness.

         IN WITNESS WHEREOF, Pledgor has executed this Agreement as of the day and year first above written.

                                 PLEDGOR:

                                 VENUS EXPLORATION, INC., a Delaware corporation


                                 By:
                                     -------------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------



PLEDGE AGREEMENT                        13

                                    EXHIBIT A

                              APPRAISAL METHODOLOGY

         1. The Company's proved producing properties shall be valued at one hundred percent (100%) of their present value discounted at ten percent (10%) per annum, using the NYMEX three (3) year strip (as adjusted for the difference between NYMEX and actual prices received at the wellhead, in each case being the average prices for the three (3) months preceding the appraisal date) and flat pricing after three (3) years.

         2. The Company's proved developed non-producing properties shall be valued at seventy-five percent (75%) of their present value discounted at ten percent (10%) per annum, using the NYMEX three (3) year strip (as adjusted for the difference between NYMEX and actual prices received at the wellhead, in each case being the average prices for the three (3) months preceding the appraisal date) and flat pricing after three (3) years.

         3. The Company's proved undeveloped non-producing properties shall be valued at fifty percent (50%) of their present value discounted at ten percent (10%) per annum, using the NYMEX three (3) year strip (as adjusted for the difference between NYMEX and actual prices received at the wellhead, in each case being the average prices for the three (3) months preceding the appraisal date) and flat pricing after three (3) years.